UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C., 20549

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                                    Form 8-K

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                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date Of Report (Date Of Earliest Event Reported): 12/18/2009

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                               PURESPECTRUM, INC.
             (Exact Name of Registrant as Specified in its Charter)

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                       Commission File Number: 333-148158

             Delaware                                     41-2233202
(State or Other Jurisdiction Of                        (I.R.S. Employer
Incorporation or Organization)                        Identification No.)

                               340 Eisenhower Dr.
                            Building 600, Suite 610
                            Savannah, Georgia 31406
          (Address of Principal Executive Offices, Including Zip Code)

                                  912-961-4980
              (Registrant's Telephone Number, Including Area Code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

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

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory of Certain Officers.

In conjunction with a reorganization of responsibilities within the registrant, Garth Kullman has resigned as Vice President of Sales and as a Director of the registrant effective December 17, 2009. Mr. Kullman will continue with the registrant and devote his efforts to the duties of Director of Product Development.



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                                  Signature(s)

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PureSpectrum, Inc.

Date: December 18, 2009                By:     /S/ William R. Norton
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                                               Name:    William R. Norton
                                               Title:   Executive Vice President

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